                                                                   Exhibit 10.39


                            ASSET PURCHASE AGREEMENT
                                  (ROLL-OVER)
                                  (EQUIPMENT)

THIS AGREEMENT is made effective as of the ____ day of April, 2000.

BETWEEN:

         WORLDWIDE FIBER NETWORK SERVICES LTD.

         (the "Vendor")

         - and -

         WFI URBANLINK LTD.

         (the "Purchaser")

WHEREAS:

A.   The Vendor is a subsidiary of 360.

B. 360 and the Purchaser are parties to the Definitive Agreement, pursuant to which 360 has agreed to cause the Vendor to transfer the Assets to the Purchaser.

C. The Vendor wishes to transfer the Assets to the Purchaser, and the Purchaser wishes to acquire the Assets from the Vendor, all as at the Effective Date for a total purchase price equal to the aggregate fair market value of the Assets, on the terms and conditions and subject to the representations and warranties set forth in this Agreement.

IN CONSIDERATION OF the foregoing premises and of the mutual covenants herein contained the parties agree as follows:

                                   ARTICLE 1
                           INCORPORATION OF RECITALS
                         AND SCHEDULES AND DEFINITIONS

1.1 The Recitals and all Schedules annexed to this Agreement are expressly incorporated into, and form an integral part of, this Agreement.

                                   ARTICLE 2
                                  DEFINITIONS

2.1  In this Agreement:

     (a)  "360" means 360networks inc.

     (b) "Act" means the Income Tax Act (Canada), as it read on the Effective Date;

     (c) "Adjusted Cost Base" means the aggregate cost amount of the Assets determined by the Vendor in accordance with the provisions of the Act, where "cost amount" is as defined in subsection 248(1) of the Act;

     (d) "Adjusted Elected Amount" means the amount that, for tax purposes, is to be the Vendor's "proceeds of disposition" and the Purchaser's "cost of acquisition" of the Assets, determined in accordance with section
          6.3 to be a greater or lesser amount than the Elected Amount;

     (e) "Adjusted Fair Market Value" means the aggregate of the fair market value of the Assets, determined in accordance with section 5.4 to be a greater or lesser amount than the Elected Fair Market Value;

     (f) "Articles" means the articles of incorporation of the Purchaser together with all amendments thereto as registered with the Registrar of Corporations for the Province of Alberta as at the Effective Date;

     (g)  "Assets" has that meaning as set forth in Schedule "A" hereto;

     (h)  "Closing Date" means the Effective Date;

     (i) "Definitive Agreement" means the Urbanlink Reorganization Definitive Agreement relating to the Urbanlink Reorganization dated the same date as this Agreement and made between 360, Worldwide Fiber Holdings Ltd., the Purchaser and Urbanlink Equipment Ltd.;

     (j)  "Effective Date" means the date of this Agreement;

     (k) "Elected Amount" means the amount agreed upon by the parties in accordance with section 6.2 hereof which, for tax purposes, is to be the Vendor's "proceeds of disposition" and the Purchaser's "cost of acquisition" of the Assets;

     (l) "Elected Fair Market Value" means the aggregate fair market value of the Assets as determined by the parties and reflected in the Election;

     (m) "Election" means the election made by the parties in prescribed form and within the time prescribed by subsection 85(6) of the Act that the rules set forth in subsection 85(1) of the Act shall apply to the purchase and sale of the Assets;

     (n) "Fair Market Value" means the fair market value of the Assets determined as the Effective Date, which shall be equal to either the Elected Fair Market Value or the Adjusted Fair Market Value, as finally determined in accordance with either section 5.3 or section
          5.4 hereof, as the case may be;

     (o) "Redemption Amount" means the amount per share payable on the redemption of the shares forming the Share Consideration, which amount shall be equal to the

          Fair Market Value divided by the number of shares forming the Share Consideration;

     (p) "Revised Adjusted Cost Base" means the adjusted cost base of the Assets determined in accordance with section 6.3 to be greater or lesser amounts than the Adjusted Cost Base;

     (q)  "Schedules" means any schedules which are attached to this Agreement;

     (r) "Share Consideration" means the number and class of shares of the capital of the Purchaser having attached thereto only those rights, privileges, restrictions and limitations set forth in the Articles, which shares are more particularly described in Schedule "B";

     (s) "Stated Capital Addition" means the aggregate stated capital for the shares constituting the Share Consideration that is to be added to the stated capital account maintained for such shares, which shall be equal to the Fair Market Value; and

     (t) "Taxing Authority" means the Minister of National Revenue for Canada or any other competent authority having jurisdiction that is authorized by law to issue an assessment or reassessment in respect of the transactions herein contemplated.

                                   ARTICLE 3
                               PURCHASE AND SALE

3.1 Subject to the terms and conditions, and based upon the representations and warranties, contained in this Agreement, the Vendor shall sell, transfer and assign and the Purchaser shall purchase as of the Effective Date all of the Vendor's interest in the Assets.

                                   ARTICLE 4
                                 EFFECTIVE DATE

4.1 It is acknowledged and agreed to by the parties that the purchase and sale of the Assets is deemed to have occurred as of the Effective Date.

                                   ARTICLE 5
                                 PURCHASE PRICE

5.1 The total purchase price for the Assets is equal to the Fair Market Value and shall be paid and satisfied by the Purchaser issuing to the Vendor the Share Consideration.

5.2 The Purchaser shall add the Stated Capital Addition to the stated capital account being maintained for the class of shares of which the Share Consideration forms a part.

5.3 Subject to section 5.4, the parties have determined that the fair market value of the Assets is equal to the Elected Fair Market Value, which determination is final and binding upon the parties.

5.4  If:

     (a) the Taxing Authority at any time proposes to issue, or does issue, any assessment or reassessments that impose, or would impose, any liability for tax of any nature or kind on either of the parties on the basis that the aggregate of the fair market value of the Assets at the Effective Date is a greater or lesser amount than the Elected Fair Market Value; and

     (b) the parties agree, or a Court or tribunal of competent jurisdiction finally adjudges, that the aggregate of the fair market value of the Assets as of the Effective Date is the Adjusted Fair Market Value;

then:

     (c) the Fair Market Value shall be deemed to have always been, and the Fair Market Value wherever referred to in this Agreement shall be read as meaning, the Adjusted Fair Market Value.

5.5 If not all of the shares forming the Share Consideration have been redeemed or purchased by the Purchaser on or prior to the date of determination of the Adjusted Fair Market Value of the Assets, then the Redemption Amount for each of the shares forming the Share Consideration which are still outstanding at that time, shall be adjusted in accordance with section 5.7 hereof.

5.6 If the Purchaser has repurchased or redeemed all of the shares forming the Share Consideration at or before the time that the Adjusted Fair Market Value is determined, then:

     (a) where the aggregate of the amounts previously paid by the Purchaser on the repurchase of the Share Consideration exceeds the Adjusted Fair Market Value, the excess shall be a debt payable to the Purchaser by the Vendor, on demand, without interest except in the event of default whereupon interest shall accrue on the principal amount in default at the rate of 2% per annum above the prime lending rate established from time to time by the Vancouver main branch of the Purchaser's bank, calculated from the date of default until the date payment is made; and

     (b) where the aggregate of the amounts previously paid by the Purchaser on the repurchase of the Share Consideration is less than the Adjusted Fair Market Value, the loss shall be a debt payable to the Vendor by the Purchaser, on demand, without interest except in the event of default whereupon interest shall accrue on the principal amount in default at the rate of 2% per annum above the prime lending rate established from time to time by the Vancouver main branch of the Vendor's bank, calculated from the date of default until the date payment is made.

5.7 If, because of the operation of section 5.4, the Fair Market Value is determined at the Effective Date to be equal to the Adjusted Fair Market Value, then the Redemption Amount shall be adjusted NUNC PRO TUNC to reflect an amount equal to the Adjusted Fair Market Value, and all necessary adjustments, payments and repayments, if any, as may be required by virtue of such adjustment, shall forthwith be made between the Purchaser and the Vendor in accordance with the provisions of section 5.6, MUTATIS MUTANDIS.

                                   ARTICLE 6
                       JOINT ELECTION AND ELECTED AMOUNTS

6.1  The Vendor and Purchaser shall jointly make the Election.

6.2 Subject to the provisions of this Agreement, for purposes of the Election the parties agree that the Elected Amount shall be the Adjusted Cost Base of the Assets, which determination is final and binding on the parties.

6.3  If:

     (a) the Taxing Authority proposes to issue, or does issue, any assessment or reassessments that impose, or would impose, any liability for tax of any nature or kind on either of the parties on the basis that the adjusted cost base of the Assets is the Revised Adjusted Cost Base;

     (b) the parties agree, or a Court or tribunal of competent jurisdiction finally adjudges, that the adjusted cost base of the Assets is the Revised Adjusted Cost Base; and

     (c) the Taxing Authority will accept as effective an amended Election of the parties;

then:

     (d) the Adjusted Cost Base shall be deemed to have always been, and the Adjusted Cost Base wherever referred to in this Agreement, shall be read as meaning the Revised Adjusted Cost Base;

     (e) the Elected Amount shall be deemed to have always been, and the Elected Amount wherever referred to in this Agreement shall be read as meaning, an amount equal to the Adjusted Elected Amount; and

     (f) the parties shall take all such steps and jointly execute all such documents and elections as may be required and allowed so that the aggregate of the amounts elected for purposes of subsection 85(1) of the Act with respect to the purchase and sale of the Assets shall be equal to the Adjusted Elected Amount.

                                   ARTICLE 7
                    VENDOR'S REPRESENTATIONS AND WARRANTIES

7.1  The Vendor represents and warrants to the Purchaser that:

     (a) on the Closing Date the Assets shall be beneficially owned by the Vendor free and clear of all restrictions, options, liens, charges and encumbrances, whatsoever;

     (b) no person, firm or corporation has any written or verbal agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase of the Assets from the Vendor other than as set out in this Agreement; and

     (c) on the Closing Date the Vendor shall not be a non-resident of Canada within the meaning of the Act. 7.2 The representations and warranties contained in section 7.1 shall survive the completion of the purchase and sale of the Assets and shall continue in full force and effect for the benefit of the Purchaser; provided always that no claim with respect to the representations and warranties shall be made by the Purchaser unless written notice shall have been given to the Vendor within two years from the Closing Date.

                                   ARTICLE 8
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

8.1  The Purchaser represents and warrants to the Vendor that:

     (a) the Purchaser is a corporation duly incorporated, validly existing and qualified to carry on business under the laws of the Province of Alberta;

     (b) the authorized capital of the Purchaser consists of an unlimited number of:

          (i)  Class "A" Common Voting Shares

          (ii) Class "I" Preferred Non-Voting Shares, authorized to be issued in series, which series shares are designated as follows:

               (A)  Class "I" Series 1 Preferred Non-Voting Shares;

               (B)  Class "I" Series 2 Preferred Non-Voting Shares;

               (C)  Class "I" Series 3 Preferred Non-Voting Shares;

               (D)  Class "I" Series 4 Preferred Non-Voting Shares;

               (E)  Class "I" Series 5 Preferred Non-Voting Shares;

               (F)  Class "I" Series 6 Preferred Non-Voting Shares;

               (G)  Class "I" Series 7 Preferred Non-Voting Shares;

               (H)  Class "I" Series 8 Preferred Non-Voting Shares;

               (I)  Class "I" Series 9 Preferred Non-Voting Shares;

               (J)  Class "I" Series 10 Preferred Non-Voting Shares;

               (K)  Class "I" Series 11 Preferred Non-Voting Shares;

               (L)  Class "I" Series 12 Preferred Non-Voting Shares;

               (M)  Class "I" Series 13 Preferred Non-Voting Shares;

               (N)  Class "I" Series 14 Preferred Non-Voting Shares;

               (O)  Class "I" Series 15 Preferred Non-Voting Shares;

          having attached thereto only those rights, privileges, restrictions and conditions set forth in the Articles;

     (c) the issuance to the Vendor of the Share Consideration is valid and in accordance with the laws of the Province of Alberta; and

     (d) this Agreement constitutes a valid and binding obligation of the Purchaser and the transactions contemplated by this Agreement are not in violation of any terms and conditions of the Articles or any agreement to which the Purchaser is a party or by which the Purchaser is bound.

8.2 The representations and warranties contained in section 8.1 shall survive the completion of the purchase and sale of the Assets and shall continue in full force and effect for the benefit of the Vendor; provided always that no claim with respect to the representations and warranties shall be made by the Vendor unless written notice shall have been given to the Purchaser within two years from the Closing Date.

                                   ARTICLE 9
                  CLOSING, BENEFICIAL OWNERSHIP AND POSSESSION

9.1 Upon or prior to the Closing Date, or so soon thereafter as the parties agree upon:

     (a) the Vendor shall do all things necessary to transfer to the Purchaser the Assets;

     (b)  the Purchaser shall:

          (i)  issue and deliver to the Vendor the Share Consideration; and

          (ii) at the request of the Vendor, deliver to the Vendor a copy of the resolution of the board of directors of the Purchaser adding the Stated Capital Addition to the stated capital account maintained for the shares forming the Share Consideration, certified by the secretary of the Purchaser as a true and exact copy, where required by the Vendor.

9.2 If the requisite conveyances necessary to transfer ownership of the Assets in the name of the Purchaser or its nominee have not been completed on the Closing Date the Vendor agrees that, until such time as the Assets shall be transferred into the name of the Purchaser or its nominee, the Vendor shall stand as owner of the Assets as bare trustee for and on behalf of the Purchaser as the beneficial owner, and in such capacity the Vendor shall:

     (a) receive on behalf of, account to and forthwith pay over to the Purchaser, any and all amounts received by the Vendor as the owner of the Assets; and

     (b) transfer and deal with the Assets in such manner as the Purchaser may direct.

The Purchaser shall at all times hereafter indemnify and keep indemnified the Vendor against all liabilities that the Vendor may incur by reason of the Assets being in the name of the Vendor.

                                   ARTICLE 10
                          FURTHER ACTS AND ASSURANCES

10.1 Each of the parties shall, upon the reasonable request of the other party, make, do, execute or cause to be made, done, or executed all such further and other lawful acts, deeds, things, documents and assurances of whatsoever nature and kind for the better performance of the terms and conditions of this Agreement. Without limiting the generality of the foregoing, the Vendor shall use all commercially reasonable efforts to make, do, execute or cause to be made, done, or executed all such further and lawful acts, deeds, things, documents and assurances as may be necessary to document the sublicence referred to in the description of the Assets on Schedule "A", to obtain any required consents from the grantors of rights-of-way and, where possible, to obtain non-disturbance agreements from the grantors of rights-of-way.

                                   ARTICLE 11
                                    NOTICES

11.1 Any notice, direction or other instrument required or permitted to be given under the provisions of this Agreement shall be in writing and either delivered personally, sent by prepaid registered mail or sent by facsimile to the party to be notified. The addresses of the parties for such purpose shall respectively be:

     (a)  to the Vendor at its registered office address; and

     (b)  to the Purchaser at its registered office address;

or to such other address in Canada of which either party may from time to time notify the other.

11.2 Any notice, direction or other instrument shall:

     (a) if delivered, be deemed to have been given or received on the day on which it was so delivered and if not on a business day then on the business day next following the day of delivery;

     (b) if sent by facsimile shall be deemed to have been given or received on the same business day as it was sent, provided facsimile confirmation of receipt is received by the sender;

     (c) if mailed, shall be deemed to have been given or received on the third day following the day on which it was mailed; and

     (d) if mailed at a time when there is an interruption or an anticipated interruption of mail service affecting the delivery of such mail, shall be deemed to have been given or received on the fifth business day after the date that normal postal service is restored.

                                   ARTICLE 12
                                ENTIRE AGREEMENT

12.1 This Agreement, together with the Definitive Agreement and the documents referred to in the Definitive Agreement constitutes and contains the entire agreement between the parties respecting the subject matter of this Agreement and supersedes any prior agreements whether written or verbal.

                                   ARTICLE 13
                                   ENUREMENT

13.1 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors, personal representatives and assigns.

                                   ARTICLE 14
                                  COUNTERPARTS

14.1 This Agreement may be executed in counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one and the same agreement. A facsimile transmitted copy of this Agreement signed by a party, in counterpart or otherwise, shall be deemed to be evidence of a properly executed, delivered and binding agreement of the party so signing, notwithstanding any variation on the actual dates of execution. The parties each agree to promptly return an original duly executed counterpart of this Agreement following the transmission of the facsimile transcribed copy thereof.



                     [THE NEXT PAGE IS THE EXECUTION PAGE.]

IN WITNESS WHEREOF the parties have properly executed this Agreement, as of the Effective Date.

WORLDWIDE FIBER NETWORK SERVICES LTD.



PER:
    ------------------------------



WFI URBANLINK LTD.



PER:
    ------------------------------

                                  SCHEDULE "A"
                                  ------------

              TO THAT CERTAIN ASSET PURCHASE AGREEMENT (ROLL-OVER)
               MADE BETWEEN WORLDWIDE FIBER NETWORK SERVICES LTD.
                       (AS VENDOR) AND WFI URBANLINK LTD.
                                 (AS PURCHASER)
              ----------------------------------------------------

                                     ASSETS
                                     ------


---------------------------------------------------------------------------------------------------------------------
                                          NOC HARDWARE/SOFTWARE INFORMATION
---------------------------------------------------------------------------------------------------------------------
                SERVER PLATFORM      SERIAL NO.    APPLICATIONS SOFTWARE LOADED      SOFTWARE
                                                                                      RELEASE
---------------------------------------------------------------------------------------------------------------------
Newbridge  (1)  Sun Microsystems      930H229F        46020 MainstreetXpress         Release 3.3/ SGA413-H1-00
                 Enterprise 250
---------------------------------------------------------------------------------------------------------------------
Newbridge  (2)  Sun Microsystems      931H24A3        46020 MainstreetXpress         Release 3.3/ SGA413-H1-00
                 Enterprise 250
---------------------------------------------------------------------------------------------------------------------
Newbridge       Sun Microsystems      931H24A5               Resolve                 Release 3.0
                 Enterprise 250
---------------------------------------------------------------------------------------------------------------------
CPSS  (1)       Sun Microsystems     PW93050116       46020 MainstreetXpress         Release 3.3/ SGA413-H1-00
                    Ultra 10
---------------------------------------------------------------------------------------------------------------------
CPSS  (2)       Sun Microsystems     PW93050115       46020 MainstreetXpress         Release 3.3/ SGA413-H1-00
                    Ultra 10
---------------------------------------------------------------------------------------------------------------------
Fore (1)        Sun Microsystems     FW93020066            ForeView 5.1              Release Version 5.1/ Build No.
                    Ultra 10                                                                                 46395
---------------------------------------------------------------------------------------------------------------------
                                                         HPOV Windows NNM            Release B.06.01
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                          NOC HARDWARE/SOFTWARE INFORMATION
---------------------------------------------------------------------------------------------------------------------
                SERVER PLATFORM      SERIAL NO.    APPLICATIONS SOFTWARE LOADED      SOFTWARE
                                                                                      RELEASE
---------------------------------------------------------------------------------------------------------------------
Fore (2)        Sun Microsystems     FW93020045            ForeView 5.1              Release Version 5.1/ Build No.
                    Ultra 10                                                                                  46395
---------------------------------------------------------------------------------------------------------------------
                                                         HPOV Windows NNM            Release B.06.01
---------------------------------------------------------------------------------------------------------------------
Sun Monitor           n/a            9920KN4198                n/a                    n/a
---------------------------------------------------------------------------------------------------------------------
Sun Monitor           n/a            9925KN3255                n/a                    n/a
---------------------------------------------------------------------------------------------------------------------
Sun Monitor           n/a            9927KN1399                n/a                    n/a
---------------------------------------------------------------------------------------------------------------------
Sun Monitor           n/a            9920KN0562                n/a                    n/a
---------------------------------------------------------------------------------------------------------------------
Sun Monitor           n/a            9920KN0564                n/a                    n/a
---------------------------------------------------------------------------------------------------------------------
HP Monitor            n/a            TW92601516                n/a                    n/a
---------------------------------------------------------------------------------------------------------------------


                                  SCHEDULE "B"
                                  ------------

           TO THAT CERTAIN ASSET PURCHASE AGREEMENT (ROLL-OVER) MADE
           BETWEEN WORLDWIDE FIBER NETWORK SERVICES LTD. (AS VENDOR)
                     AND WFI URBANLINK LTD. (AS PURCHASER)
           ---------------------------------------------------------

                              SHARE CONSIDERATION
                              -------------------

1000 Class "I" Series 4 Preferred Non-Voting Shares of the capital of the Purchaser, represented by Share Certificate No. 1-I (SER-4) having a redemption price equal to the Fair Market Value of the Assets.